Deutsche Managed Municipal Fund Shares
A Class of Managed Municipal Fund, Inc.

Supplement dated December 27, 2001 to Prospectus dated March 1, 2001, as supplemented through May 7, 2001

The following replaces "Shareholder Transaction Expenses" and "Example" in the section entitled "Fees and Expenses of the Fund" in the Fund's prospectus:

         This table describes the fees and expenses that you may pay if you buy and hold Class A Shares.

Shareholder Transaction Expenses:
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)..........................    3.25%(1)
Maximum deferred sales charge (load)
     (as a percentage of original purchase price or redemption
     proceeds, whichever is lower)................................       None
Maximum sales charge (load) imposed on reinvested dividends.......       None
Redemption fee....................................................       None
Exchange fee......................................................       None
-----------------------------------------------------------------------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares.

Example:

         This Example is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your Class A Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 year     3 years      5 years     10 years
                                  ------     -------      -------     --------
        Class A Shares........     $467       $630         $859        $1,516

The following replaces the first paragraph of "Purchase Price" in the section entitled "Sales Charges" in the Fund's prospectus:

         The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:

                                               Sales Charge as a % of
                                              -------------------------
                                              Offering       Net Amount
                Amount of Purchase             Price          Invested
        ---------------------------------------------------------------
        Less than $100,000                     3.25%           3.36%
        $100,000 - $249,999                    2.50%           2.56%
        $250,000 - $499,999                    2.00%           2.04%
        $500,000 - $999,999                    1.50%           1.52%
        $1,000,000 - and over                   None            None

On December 17, 2001, the Board of Directors of the Fund voted to approve a merger of the Deutsche Asset Management class of the Fund into the ISI class of the Fund effective on or about March 1, 2002. In anticipation of this merger, the Prospectus is hereby amended and supplemented by the following:

The first sentence of the first paragraph under "How to Buy Shares" is replaced with the following:

You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Effective January 31, 2002, no further sales of Class A Shares will be made to new investors, but existing Class A shareholders can purchase additional shares.

The first sentence of the fourth paragraph of the section entitled "Purchase Price" under "Sales Charges" is replaced with the following:

Rights of Accumulation. If you are purchasing additional Class A Shares at any time prior to March 1, 2002, you may combine the value of your purchases of Class A Shares with the value of your existing investments in Class A Shares or the Class A Shares of any other Deutsche Asset Management fund to determine whether you qualify for a reduced sales charge.

The first sentence of the first paragraph of the section entitled "Purchases by Exchange" under "Sales Charges" is replaced with the following:

At any time prior to March 1, 2002, you may exchange Class A Shares of any other Deutsche Asset Management fund for an equal dollar amount of Class A Shares, without payment of the sales charges described above or any other charge up to four times a year. Commencing March 1, 2002, you will no longer be able to exchange your Class A Shares for shares of any other Deutsche Asset Management fund without payment of applicable sales charges.


               Please Retain This Supplement For Future Reference.

CUSIP:561.661.208













                                                                             2